FGC-1
P1, P2, P4

                         SUPPLEMENT DATED JUNE 12, 2008
                      TO THE PROSPECTUSES DATED MAY 1, 2008
           OF FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND (FUND)
                         A SERIES OF FRANKLIN TEMPLETON
                        VARIABLE INSURANCE PRODUCTS TRUST

The Fund's Class 1, Class 2 and Class 4 prospectuses are amended by replacing the third paragraph under the heading "Main Investments" (page FGC-1) with the following:

      The Fund may buy securities of communications companies located or operating anywhere in the world, including emerging markets. The Fund generally invests a greater percentage of its assets in U.S. companies than in companies in any other single country.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.